FIRST TRUST PRIVATE ASSETS FUND

Consolidated Schedule of Investments

June 30, 2023 (Unaudited)

					Initial
	Redemption	Redemption			Acquisition
Investment Funds (90.80%)	Frequency	Notice Period	Cost	Fair Value	Date
137 Holdings SXVII, LLC [a,b]	Not permitted	N/A	$18,861	$21,493	4/1/2022
137 Opportunity Fund, LP [a,b]	Not permitted	N/A	281,558	274,273	4/1/2022
Fund C-1, A Series of Riot Ventures Opportunity Fund, L.P. [a,b]	Not permitted	N/A	37,648	37,602	4/1/2022
Hedosophia Partners III L.P. [a,b]	Not permitted	N/A	173,739	299,335	4/1/2022
Hedosophia Partners V L.P. [a,b]	Not permitted	N/A	211,826	198,435	4/1/2022
Hedosophia Partners V Parallel L.P. [a,b]	Not permitted	N/A	90,843	90,785	4/1/2022
HS Investments EU21 [a,b]	Not permitted	N/A	44,245	36,574	4/1/2022
HS Investments IV M L.P. [a,b]	Not permitted	N/A	377,990	365,151	3/25/2022
Point 72 Hyperscale, L.P. [a,b,c]	Not permitted	N/A	90,078	95,106	4/1/2022
Quiet ML L.P. [a,b]	Not permitted	N/A	29,067	28,560	4/1/2022
Quiet Venture II, L.P. [a,b]	Not permitted	N/A	306,490	307,785	4/1/2022
RA Capital Nexus Fund II, LP [a,b]	Not permitted	N/A	225,978	247,594	4/1/2022
RA Capital Nexus Fund III, LP [a,b]	Not permitted	N/A	87,552	82,192	4/1/2022
RA Capital Nexus Fund, LP [a,b]	Not permitted	N/A	881,280	1,067,600	4/1/2022
Seer Capital Partners Fund LP [a,b]	Not permitted	N/A	146,466	142,907	4/1/2022
Total Investment Funds (cost $3,003,621) (90.80%)			3,003,621	3,295,392

Total Investments (cost $3,003,621) (90.80%)				$3,295,392
Other assets less liabilities (9.20%)				334,043
Net Assets - 100.00%				$3,629,435

[a]	Non-income producing.
[b]	Investment Funds are issued in private placement transactions and as such are restricted as to resale.
[c]	Held in FT Investments Sub I LLC, which is a wholly owned subsidiary of the fund.

See accompanying Notes to Consolidated Schedule of Investments.

First Trust Private Assets Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2023 (Unaudited)

Note 1 – Valuation of Investments

UMB Fund Services, Inc., the Fund’s administrator, calculates the Fund’s net assets value (“NAV”) as of the close of business on the last business day of each quarter and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated First Trust Capital Management L.P. (the “Investment Adviser”) as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Manager carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.

As a general matter, the fair value of the Fund’s interest in a private Investment Fund will represent the amount that the Fund could reasonably expect to receive from the private Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that Valuation Designee believes to be reliable. The Valuation Designee will determine the fair value of such private Investment Fund based on the most recent final or estimated value reported by the private Investment Fund, as well as any other relevant information available at the time the Valuation Designee values the portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private Investment Fund.

The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the underlying manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Underlying Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.

Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.

Debt securities will generally be valued using a third-party pricing system, agent, or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by the Valuation Designee.

First Trust Private Assets Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

June 30, 2023 (Unaudited)

Note 2 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

In accordance with Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) investments valued at the net asset value as practical expedient are no longer included in the fair value hierarchy. As such, investments in Investment Funds with a fair value of $3,295,392 are exclude from the fair value hierarchy as of June 30, 2023.

As of June 30, 2023, the Fund does not hold any investments that are required to be included in the fair value hierarchy.